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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-8, No. 33-52070, 33-52544, 33-67282, 33-87998, 333-23577 and 333-74806,
of our report dated February 22, 2002 on the Dal-Tile International, Inc. and subsidiaries consolidated financial statements as of December 28, 2001 and for each of the three years then ended included in the Mohawk Industries, Inc. Form 8-K dated March 20, 2002.

                                        /s/ ERNST & YOUNG LLP

                                        ERNST & YOUNG LLP

Dallas, Texas
March 20, 2002